United States
                       Securities and Exchange Commission
                              Washington, DC 20549






                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 11, 2003
                                                ------------------
Lakeland Industries, Inc.
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(Exact name of registrant as specified in its charter)

         Delaware                       0-15535                13-3115216
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(State or other jurisdiction           (Commission           (IRS Employer of
  incorporation)                       File Number)         Identification No.)

711-2 Koehler Avenue, Ronkonkoma, NY  11779-7410
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(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (631) 981-9700
                                                   --------------

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         (Former name or former address, if changed since last report.)

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Item 5. Other Events and Regulation FD Disclosure


     On November 11, 2003, Lakeland Industries, Inc. ("Lakeland") issued a press release regarding Lakeland's election of Christopher J. Ryan as President of the Company and that third quarter sales increased by 14% over the prior year's third quarter.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            LAKELAND INDUSTRIES, INC.


Date: November 11, 2003                     By: /s/ Christopher J. Ryan
                                               ---------------------------------
                                               Christopher J. Ryan
                                               President



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                                  EXHIBIT INDEX

Exhibit
Number                             Description
======    ======================================================================
99.1 Text of press release issued by Lakeland Industries, Inc., dated November 11, 2003, and titled "Lakeland Elects New President."